Exhibit 99.1

AMENDMENT

NO. 6
TO
SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT

THIS AMENDMENT NO. 6 TO SECOND AMENDED AND RESTATED PRECIOUS METALS AGREEMENT (this "Amendment”) is made as of June 9, 2010, by and among THE BANK OF NOVA SCOTIA, a Canadian chartered bank (the “Metal Lender”); BRUSH ENGINEERED MATERIALS INC., an Ohio corporation (“BEM”); WILLIAMS ADVANCED MATERIALS INC., a New York corporation (“WAM”); TECHNICAL MATERIALS, INC., an Ohio corporation (“TMI”); BRUSH WELLMAN INC., an Ohio corporation (“BWI”); ZENTRIX TECHNOLOGIES INC., an Arizona corporation (“ZTI”); WILLIAMS ACQUISITION, LLC, a New York limited liability company d/b/a Pure Tech (“Pure Tech”); THIN FILM TECHNOLOGY, INC., a California corporation (“TFT”), TECHNI-MET, LLC, a Delaware limited liability company (“Techni-Met”), ACADEMY CORPORATION, a New Mexico corporation (“Academy”), and ACADEMY GALLUP, LLC, a New Mexico limited liability company and wholly-owned subsidiary of Academy (“Gallup”), and such other Subsidiaries of BEM who may from time to time become parties by means of their execution and delivery with the Metal Lender of a Joinder Agreement under the Precious Metals Agreement (as defined below). BEM, WAM, TMI, BWI, ZTI, Pure Tech, TFT, Techni-Met, Academy, Gallup and such Subsidiaries are herein sometimes referred to collectively as the “Customers” and each individually as a “Customer”.

WITNESSETH:

WHEREAS, the Metal Lender and the Customers are parties to a certain Second Amended and Restated Precious Metals Agreement, dated as of December 28, 2007, as heretofore amended from time to time (as amended, the “Precious Metals Agreement”); and

WHEREAS, the Metal Lender and the Customers desire to amend the Precious Metals Agreement to add a feature that would allow the Customers, at their option, to increase the Consignment Limit in the Precious Metals Agreement by up to $9 million upon the satisfaction of certain conditions;

NOW, THEREFORE, for value received and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Metal Lender and the Customers hereby amend the Precious Metals Agreement and agree, effective as of the date first written above, as follows:

1. Defined Terms. Initially capitalized terms used but not defined in this Amendment have the meanings given to them in the Precious Metals Agreement.

2. Amendments.

(a) The definition of “Consignment Limit” appearing in Section 1 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

"Consignment Limit” means (a) the lesser of: (i) One Hundred Ten Million Dollars ($110,000,000), subject to increase in accordance with Section 2.15 hereof by an amount of up to the Incremental Commitment; and (ii) the value (as determined in accordance with Section 2.02 hereof) of the Customers’ Inventory of Precious Metal (including any Precious Metal obtained or, at the time of determination, proposed to be obtained, by a Customer pursuant to this Agreement) at Approved Locations or in transit between any Approved Locations which is (A) not outstanding on consignment, loan or lease to the Customers from Approved Consignors under Permitted Precious Metals Agreements, and (B) is free and clear of all Liens other than Permitted Metal Liens, minus (b) the Gold Loan Facility Indebtedness.

(b) The definition of “Refining Reserve” appearing in Section 1 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

"Refining Reserve” means (a) with respect to any Incremental Commitment, one hundred ten percent (110%) of the amount thereof; and (b) with respect to all other matters, one hundred five percent (105%) of the value (as determined in accordance with Section 2.02 hereof) of (without duplication) (i) all Loaned Gold and all Consigned Precious Metal, in each case, located at any Letter of Credit Location, and (ii) all Approved Subconsignee Precious Metal (provided, however, that the percentage in this clause (b) may be adjusted by the Metal Lender from time to time in its reasonable discretion).

(c) The following new definition is hereby added to Section 1 of the Precious Metals Agreement in appropriate alphabetical order:

"Incremental Commitment” has the meaning set forth in Section 2.15 of this Agreement.

(d) Section 2.14 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

Section 2.14 Facility Fee. Customers shall pay to the Metal Lender monthly within five (5) Business Days after receipt of invoice from the Metal Lender, a facility fee calculated at the rate of (a) one-quarter of one percent (0.25%) per annum on the average daily unused portion of the Consignment Limit during any month (or portion thereof) occurring prior to the effective date of Amendment No. 6 to this Agreement, and (b) one-half of one percent (0.50%) per annum on the average daily unused portion of the Consignment Limit during any month (or portion thereof) occurring on or after the effective date of said Amendment No. 6.

(e) Section 2.15 of the Precious Metals Agreement (heretofore marked as “[Reserved]”) is hereby amended and restated in its entirety to read as follows:

Section 2.15 Expansion Option. From time to time by notice to the Metal Lender, the Customers (or the Customer Agent acting on their behalf) may elect to increase the Consignment Limit by an aggregate amount of up to Nine Million Dollars ($9,000,000) (the “Incremental Commitment”) as long as at such time (a) no Default or Event of Default exists and (b) one or more Letters of Credit (excluding Letters of Credit securing Net Marked-to-Market Exposure and matters described in clause (b) of the definition of “Refining Reserve”) are in effect having an aggregate undrawn face amount equal to or greater than the Refining Reserve with respect to such Incremental Commitment (i.e., 110% of the amount thereof). Once implemented, the Customers (or the Customer Agent acting on their behalf) may from time to time by notice to the Metal Lender adjust the amount of the Incremental Commitment between Zero Dollars ($0) and Nine Million Dollars ($9,000,000) as long as the foregoing conditions remain satisfied.

(f) The first sentence of Section 9.22 of the Precious Metals Agreement is hereby amended and restated in its entirety to read as follows:

The Customers shall at all times maintain the sum of (a) Equity Precious Metal, plus (b) the available undrawn face amount of all Letters of Credit which secure the Customer’s Obligations, plus (c) such other Collateral provided by the Customers (other than Precious Metal) as the Metal Lender may approve from time to time and in which the Metal Lender holds solely for its own benefit a first priority perfected security interest, in an amount equal to or greater than the Refining Reserve (it being understood, however, that one or more Letters of Credit will be the only form of Collateral acceptable to support that portion of the Refining Reserve with respect to any Incremental Commitment as required by clause (a) of the definition of “Refining Reserve”).

3. Representations and Warranties. To induce the Metal Lender to enter into this Amendment, each Customer hereby represents and warrants to the Metal Lender that: (a) such Customer has full power and authority, and has taken all action necessary, to execute and deliver this Amendment and to fulfill its obligations hereunder and to consummate the transactions contemplated hereby; (b) the making and performance by such Customer of this Amendment do not and will not violate any law or regulation of the jurisdiction of its organization or any other law or regulation applicable to it; (c) this Amendment has been duly executed and delivered by such Customer and constitutes the legal, valid and binding obligation of such Customer, enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency or similar laws affecting the enforcement of creditors’ rights generally and except as the same may be subject to general principles of equity; and (d) on and as of the date hereof, no Default or Event of Default exists under the Precious Metals Agreement.

4. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and performed in such State.

5. Integration of Amendment into Precious Metals Agreement. The Precious Metals Agreement, as amended hereby, together with the other Precious Metal Documents, is intended by the parties as the final, complete and exclusive statement of the transactions evidenced by the Precious Metals Agreement. All prior or contemporaneous promises, agreements and understandings, whether oral or written, are deemed to be superseded by the Precious Metals Agreement, as amended hereby, and no party is relying on any promise, agreement or understanding not set forth in the Precious Metals Agreement, as amended hereby. The Precious Metals Agreement, as amended hereby, may not be amended or modified except by a written instrument describing such amendment or modification executed by the Customers and the Metal Lender. The parties hereto agree that this Amendment shall in no manner affect or impair the liens and security interests evidenced or granted by the Precious Metals Agreement or in connection therewith. Except as amended hereby, the Precious Metals Agreement shall remain in full force and effect and is in all respects hereby ratified and affirmed.

6. Expenses. The Customers covenant and agree jointly and severally to pay all reasonable out-of-pocket expenses, costs and charges incurred by the Metal Lender (including reasonable fees and disbursement of counsel) in connection with the preparation and execution of this Amendment.

7. Signatures. This Amendment may be executed by the parties hereto in several counterparts hereof and by the different parties hereto on separate counterparts hereof, each of which shall be an original and all of which shall together constitute one and the same agreement. Delivery of an executed signature page of this Amendment by electronic transmission shall be effective as an in hand delivery of an original executed counterpart hereof.

[Signature Page Follows]

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be executed by their duly authorized officers as of the date first written above.

CUSTOMERS:
BRUSH ENGINEERED MATERIALS INC. By: /s/ Gary W. Schiavoni	WILLIAMS ADVANCED MATERIALS INC. By: /s/ Gary W. Schiavoni

Gary W. Schiavoni Asst. Treasurer and Asst. Secretary	Gary W. Schiavoni Asst. Treasurer and Asst. Secretary
TECHNICAL MATERIALS, INC. By: /s/ Gary W. Schiavoni	BRUSH WELLMAN INC. By: /s/ Gary W. Schiavoni

Gary W. Schiavoni Asst. Treasurer and Asst. Secretary	Gary W. Schiavoni Asst. Treasurer and Asst. Secretary
ZENTRIX TECHNOLOGIES INC. By: /s/ Gary W. Schiavoni	WILLIAMS ACQUISITION, LLC By: /s/ Gary W. Schiavoni

Gary W. Schiavoni Treasurer and Asst. Secretary	Gary W. Schiavoni Secretary
THIN FILM TECHNOLOGY, INC. By: /s/ Gary W. Schiavoi	TECHNI-MET, LLC By: /s/ Gary W. Schiavoni

Gary W. Schiavoni Secretary	Gary W. Schiavoni Asst. Secretary and Asst. Treasurer
ACADEMY CORPORATION By: /s/ Richard W. Sager	ACADEMY GALLUP, LLC By: /s/ Richard W. Sager

Richard W. Sager President	Richard W. Sager Manager
METAL LENDER:

THE BANK OF NOVA SCOTIA By: /s/ Manoj Agrawal

Name: Manoj Agrawal

Title: Director

By: /s/ Sangeeta Shah

Name: Sangeeta Shah

Title: Associate Director